Exhibit 24(b)(13)
POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 8 day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mary (Maliz) E. Beams
Mary (Maliz) E. Beams, Director

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs: /s/ Michele Eleveld	Second Witness Signs: /s/ Amy Barron
Printed name of witness: Michele Eleveld	Printed name of witness: Amy Barron

State of Connecticut)
) ss: at Windsor on March 8, 2012.
County of Hartford )

Personally Appeared Mary (Maliz) E. Beams, Signer and Sealer of the foregoing instrument, and acknowledged to be her free act and deed, before me.

Mary L. Grimaldi
/s/ Mary L. Grimaldi	Notary Public, State of Connecticut
Notary Public	Commission Expires 11/30/15

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 1st day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton

Donald W. Britton, Director

STATE OF MINNESOTA
COUNTY OF Hennepin

The foregoing instrument was acknowledged before me this 1st day of March 2012, by Donald W. Britton.

Susan M. Vega
/s/ Susan M. Vega	Notary Public, State of Minnesota
Notary Public	Commission Expires 1/31/2015

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940
and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 9th day of March 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Patrick G. Flynn

Patrick G. Flynn, Director and Chairman

On the 9th day of March in the year 2012, before me, the undersigned, personally appeared Patrick G. Flynn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer	Helen M. Scheuer
Notary Public	Notary Public, State of New York
No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer,
Commonwealth of Pennsylvania	personally appeared Nicholas Morinigo, known to
Notarial Seal	me (or satisfactorily proven) to be the person whose
Maureen O’Hara, Notary, Notary Public	name is subscribed as attorney in fact for Patrick G.
West Chester Boro, Chester County	Flynn, and acknowledged that he executed the same
My Commission Expires Jan. 12, 2014	as the act of his principal for the purposes therein
contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and
acknowledged before me this 23rd day of March,
Nicole L. Molleur	2012, by J. Neil McMurdie, as attorney in fact on
Notary Public Within and for	behalf of Patrick G. Flynn.
The State of Connecticut
My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and
acknowledged before me this 23rd day of March,
Nicole L. Molleur	2012, by Julie Rockmore, as attorney in fact on
Notary Public Within and for	behalf of Patrick G. Flynn.
The State of Connecticut

My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any
documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 15 day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Alain M. Karaoglan

Alain M. Karaoglan, Director

State of New York County of New York

On the 15 day of March in the year 2012, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger
/s/ Susan K. Tieger	Notary Public, State of New York
Notary Public	No. 01TI5088795
Qualified in Bronx County
Commission Expires 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,”
you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the
Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5,
Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Maureen O’Hara, Notary Public	subscribed as attorney in fact for Alain M. Karaoglan, and
West Chester Boro, Chester County	acknowledged that he executed the same as the act of his
My Commission Expires Jan. 12, 2014	principal for the purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Alain M.
Notary Public Within and for	Karaoglan.
The State of Connecticut
My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Alain M. Karaoglan.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest;
You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5,
Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the
Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any
documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 28 day of Feb, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Robert G. Leary

Robert G. Leary, Director

State of New York County of New York

On the 28 day of Feb in the year 2012, before me, the undersigned, personally appeared Robert G. Leary, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Helen M. Scheuer
/s/ Helen M. Scheuer	Notary Public, State of New York
Notary Public	No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,”
you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the
Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5,
Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or satisfactorily
Notarial Seal	proven) to be the person whose name is subscribed as
Maureen O’Hara, Notary Public	attorney in fact for Robert G. Leary, and acknowledged that
West Chester Boro, Chester County	he executed the same as the act of his principal for the
My Commission Expires Jan. 12, 2014	purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Robert G. Leary.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Robert G. Leary.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest;
You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5,
Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the
Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any
documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF
1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 14th		day of March, 2012, my signature as it may be signed by my
said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Rodney O. Martin

Rodney O. Martin, Director

State of New York County of New York

On the 14 day of March in the year 2012, before me, the undersigned, personally appeared Rodney O. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Susan K. Tieger
/s/ Susan K. Tieger	Notary Public, State of New York
Notary Public	No. 01TI5088795
Qualified in Bronx County
Commission Expires 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,”
you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the
Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5,
Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or satisfactorily
Notarial Seal	proven) to be the person whose name is subscribed as
Maureen O’Hara, Notary Public	attorney in fact for Rodney O. Martin, and acknowledged
West Chester Boro, Chester County	that he executed the same as the act of his principal for the
My Commission Expires Jan. 12, 2014	purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Rodney O.
Notary Public Within and for	Martin.
The State of Connecticut
My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie Rockmore,
Nicole L. Molleur	as attorney in fact on behalf of Rodney O. Martin.
Notary Public Within and for
The State of Connecticut
My commission expires: Nov. 30, 2014	/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest;
You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5,
Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the
Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 27 day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 27th		day of February, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

                                                                    STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Karen K. Blair	Signature of Witness #1
Karen K. Blair	Printed or typed name of Witness #1
ING, 5780 Powers Ferry Rd., NW	Address of Witness #1
Atlanta, GA 30327

/s/ Marilyn J. Copeland	Signature of Witness #2
Marilyn J. Copeland	Printed or typed name of Witness #2
ING, 5780 Powers Ferry Rd., NW	Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange
Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any
documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28755	333-66757	333-111686	333-133944
033-23458	333-28769	333-70600	333-124953	333-133076
033-27766	333-30180	333-90516	333-133152	333-158928
033-34827	333-33914	333-101481	333-133153
333-59261	333-57218	333-111684	333-133154
333-28679	333-63692	333-111685	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF

1940:
811-05626	811-08524	811-09026	811-05790	811-05627

I hereby ratify and confirm on this 7th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York County of New York

On the 7th day of March in the year 2012, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Helen M. Scheuer
/s/ Helen M. Scheuer	Notary Public, State of New York
Notary Public	No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2015

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,”
you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the
Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5,
Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

Commonwealth of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 26th day of March, 2012, before me
Maureen O’Hara, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or
Notarial Seal	satisfactorily proven) to be the person whose name is
Maureen O’Hara, Notary Public	subscribed as attorney in fact for Ewout L. Steenbergen,
West Chester Boro, Chester County	and acknowledged that he executed the same as the act of
My Commission Expires Jan. 12, 2014	his principal for the purposes therein contained.

/s/ Maureen O’Hara
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by J. Neil
Nicole L. Molleur	McMurdie, as attorney in fact on behalf of Ewout L.
Notary Public Within and for	Steenbergen.
The State of Connecticut
My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2012, by Julie
Nicole L. Molleur	Rockmore, as attorney in fact on behalf of Ewout L.
Notary Public Within and for	Steenbergen.
The State of Connecticut
My commission expires: Nov. 30, 2014
/s/ Nicole L. Molleur
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest;
You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5,
Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the
Power of Attorney, you may be liable under the law for your violation.